UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 23, 2010

Date of Report (Date of earliest event reported)

TIB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
599 9th Street North, Suite 101 Naples, Florida		34102-5624
(Address of principal executive offices)		(Zip Code)
(239) 263-3344
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On November 23, 2010, the Board of Directors of TIB Financial Corp. (the “Company”) approved an amendment to the Bylaws of the Company to specify that certificates representing the shares of the Company must be signed by the Company’s Chief Executive Officer and Chief Financial Officer.   The restated Bylaws of the Company are filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Restated Bylaws of TIB Financial Corp.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
Date: November 30, 2010	By:	/s/ Stephen J. Gilhooly
Stephen J. Gilhooly
EVP & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Bylaws of TIB Financial Corp.